UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2024

Steele Creek Capital Corporation

(Exact name of registrant as specified in charter)

Maryland	85-1327288
(State or other jurisdiction of incorporation or registration)	(I.R.S. Employer Identification No.)

201 S. College Street, Suite 1690, Charlotte, NC	28244
(Address of principal executive offices)	(Zip Code)

(704) 343-6011
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Item 1.01 Entry into a Material Definitive Agreement.

On October 18, 2024, the Company entered into a credit agreement (the “Agreement”) between Steele Creek Capital Funding II LLC (the “Borrower”), Steele Creek Invest Management LLC, Bank of America, N.A. (the “Lender”), U.S. Bank Trust Company National Association, U.S Bank National Association and the Company. Under the Agreement the Borrower could borrow up to $130,000,000 in the form of revolving credit facility and letters of commitment secured by loans and other assets. The Agreement is attached as Exhibit 1 to this report and is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On October 18, 2024, the Company terminated the credit agreement between Steele Creek Capital Funding I, LLC, BNP Paribas, and the Company as dated October 13, 2020 (the "SCCF I Agreement"). Under the SCCF I Agreement Steele Creek Capital Funding I LLC could borrow up to $95,000,000 under an uncommitted revolving line of credit, subject to the calculation and limitation of a borrowing base. The SCCF I Agreement was amended from time to time as contained in Item 1.01 of the Form 8-K filed with the SEC by the Company on November 5, 2021, January 24, 2022, and March 23, 2022. The Company terminated the SCCF I Agreement in connection with its entry into a new credit facility with Bank of America, N.A.

As of the date of termination, the Company has entered into a Payoff and Termination Letter to reconcile any borrowings outstanding under the SCCF I Agreement. The Company did not incur any early termination penalties in connection with the termination of the SCCF I Agreement.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit	Description
1	Credit Agreement, dated as of October 18, 2024 by and among the Company, Steele Creek Capital Funding II LLC, Steele Creek Invest Management LLC, Bank of America, N.A., U.S. Bank Trust Company National Association and U.S Bank National Association
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Steele Creek Capital Corporation

By:	/s/ Douglas S. Applegate, Jr.
Name:	Douglas S. Applegate, Jr.
Title:	Chief Financial Officer

October 22, 2024

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